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                                                                   Exhibit 23(b)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report dated January 28, 1994 and to all references to our Firm included in this Amendment No. 1 to Registration Statement No. 33-52341 on Form S-4.


                                          MARTIN & COMPANY

Little Rock, Arkansas
April 11, 1994